                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                   FORM 8-K/A



[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
    ACT OF 1934




                                 June 4, 1999
            -------------------------------------------------------
                Date of Report (Date of earliest event reported)



                      ANTHONY CRANE RENTAL HOLDINGS, L.P.
             (Exact Name of Registrant as Specified in Its Charter)



                                  PENNSYLVANIA
                 --------------------------------------------
                        (State or Other Jurisdiction of
                        Incorporation or Organization)


                                                25-1814367
--------------------------------      ---------------------------------
(Commission File Number)              (IRS Employer Identification No.)


                             1165 CAMP HOLLOW ROAD
                            WEST MIFFLIN, PA 15122/
                   (Address of Principal Executive Offices)

                                 (412) 469-3700
             (Registrant's Telephone Number, Including Area Code)



                                      N/A
                             ---------------------
         (Former Name or Former Address if Changed Since Last Report)
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Items 2 and 7.  Acquisition or Disposition of Assets; Financial Statements and
                Exhibits.

  On June 18, 1999, Anthony Crane Rental Holdings, L.P. and Anthony Cane Rental, L.P. (the "Registrants") filed Current Reports on Form 8-K (the "Form 8-Ks") with respect to the acquisition of Dunn Equipment Inc., Texas Matt & Rigging, Inc., J. Dunn and J. Dunn, Inc., Houston Industrial Services, Inc., and D & D Leasing, Inc., (collectively the "Dunn Companies"). The financial statements of the businesses acquired and pro forma financial information believed required by
Item 7(a) and Item 7(b) were not included in the Form 8-Ks, which stated that such information would be filed within sixty days via an amendment to the Form 8-Ks.

  In the course of reviewing the books and records of the Dunn Companies, the Registrants, working together with their independent accountants, determined that none of the conditions specified in the definition of significant subsidiary in Rule 1-02(w) of Regulation S-X exceeded 20 percent with respect to the Dunn Companies. Accordingly, the financial statements of the Dunn Companies and pro forma financial information are not required to be included herein and will not be provided.


                                   SIGNATURES

  Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 13, 1999          ANTHONY CRANE RENTAL HOLDINGS, L.P.



                                By:      /s/ DAVID W. MAHOKEY
                                   ----------------------------------------
                                         David W. Mahokey
                                         President and Chief Operating Officer